Exhibit 10.1
AMENDMENT NO. 1
TO
CREDIT SLEEVE AND REIMBURSEMENT AGREEMENT
(as amended and restated as of August 1, 2007)
THIS AMENDMENT NO. 1 TO CREDIT SLEEVE AND REIMBURSEMENT AGREEMENT (this “Amendment”) dated as of September 18, 2007, is entered into among Reliant Energy Power Supply, LLC (“REPS”), the Other Reliant Retail Obligors parties thereto, Merrill Lynch Commodities, Inc. (“Sleeve Provider”), and Merrill Lynch & Co., Inc. (“ML Guarantee Provider”). Terms used herein but not otherwise defined shall have the meanings assigned to such terms in the CSRA referred to below.
PRELIMINARY STATEMENTS
A. Reference is made to that certain Credit Sleeve and Reimbursement Agreement dated as of September 24, 2006 (as amended and restated August 1, 2007) by and among REPS, the Other Reliant Retail Obligors parties thereto, the Sleeve Provider, and ML Guarantee Provider (as amended, restated, supplemented or modified, the “CSRA”).
B. The parties have reached a commercially reasonable solution to address certain concerns of REPS regarding the content of Annex A to Exhibit B of the CSRA and accordingly agree to revise Annex A to Exhibit B of the CSRA as set forth herein.
SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the CSRA by deleting the existing Annex A to Exhibit B in its entirety and substituting in its place the revised version of Annex A to Exhibit B attached hereto as Attachment 1.
SECTION 2. Representations and Warranties. REPS and each of the Other Reliant Retail Obligors hereby represents and warrants to each of the other parties hereto that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.
SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day on which REPS has received counterpart signature pages of this Amendment, executed by each of the parties hereto (the “Effective Date”).
SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Remainder of this page intentionally left blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

RELIANT ENERGY POWER SUPPLY, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Vice President and Treasurer

MERRILL PARTIES MERRILL LYNCH COMMODITIES, INC., as Sleeve Provider
By:	/s/ Dennis Albrecht
	Name:	Dennis Albrecht
	Title:	COO and Managing Director

MERRILL LYNCH & CO., INC., as ML Guarantee Provider
By:	/s/ Marlene Debel
	Name:	Marlene Debel
	Title:	Assistant Treasurer

OTHER RELIANT RETAIL OBLIGORS RERH HOLDINGS, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Assistant Treasurer

RELIANT ENERGY RETAIL HOLDINGS, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Assistant Treasurer

RELIANT ENERGY RETAIL SERVICES, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Vice President and Treasurer

RE RETAIL RECEIVABLES, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Assistant Treasurer

RELIANT ENERGY SOLUTIONS EAST, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Vice President and Treasurer

ATTACHMENT 1
Annex A to Exhibit B
to CSRA
Explanatory Notes
[***]

***
The content of this Annex A (consisting of 5 pages) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.